UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2016

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington	000-55133	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of principal executive offices, including zip code)
(206) 805-8300
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 6, 2016 (Japanese Standard Time), Acucela Inc. (the “Company”) filed with the TSE a Japanese report referred to as “Kessan Tanshin,” (the "Tanshin") which contained the Company's unaudited financial results for the three months ended March 31, 2016. A copy of the English translation of the Tanshin is attached hereto as Exhibit 99.1.
The information furnished in this Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The statements contained in the Tanshin and this Form 8-K regarding revised projected financial results for the year ending December 31, 2016 are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements largely on its expectations and projections about future events and financial trends affecting the financial condition and/or operating results of its business. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially, including, but not limited to the risk that our collaboration partner terminates the co-development of any of our product candidates, that our product candidates will not demonstrate the expected benefits and will not achieve regulatory approval or be successfully commercialized, the risk of delays in our expected clinical trials, the risk that new developments in the intensely competitive ophthalmic pharmaceutical market require changes in our clinical trial plans or limit the potential benefits of our product candidates, the risk that our pre-clinical development efforts may not yield additional product candidates, the impact of expanded product development, clinical activities and our proposed redomicile transaction on operating expenses, our dependence on and our ability to retain and motivate our key management and scientific staff, including Ryo Kubota, M.D., Ph.D., and other risks and uncertainties inherent in the process of discovering and developing therapeutics that demonstrate safety and efficacy. For a detailed discussion of these and other risk factors, please refer to the Company’s filings with the Securities and Exchange Commission, which are available on the Company’s investor relations Web site (http://ir.acucela.com/) and on the SEC’s Web site (http://www.sec.gov).

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit        Description
99.1        English translation of Tanshin, dated May 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.
Dated:	May 6, 2016
BY:
/s/ John Gebhart
John Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit        Description
99.1        English translation of Tanshin, dated May 6, 2016.